United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

690 Taylor Road, Suite 210 Gahanna, OH 43230

(Address of principal executive offices) (Zip code)

Foreside Management Services, LLC, 690 Taylor Road, Suite 210 Gahanna, OH 43230

(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 247-9780 – Austin Atlantic Funds
(800) 701-9502 – AAMA Funds

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

AAMA Equity Fund

Ticker: AMFEX

AAMA Income Fund

Ticker: AMFIX

Annual Report

June 30, 2021

AAMA Funds
Letter To Shareholders	June 30, 2021

Dear Fellow Shareholder,

Over the last fifteen months and since the beginning of the Covid-19 pandemic, the U.S. Government has initiated programs which include $7.7 trillion of monetary and fiscal stimulus with another $4 trillion in programs proposed. One might call this the grandest financial experiment of all time. The sheer size of government programs relative to GDP (36% to 55%) is unprecedented. Will the experiment work? While forecasting anything today carries a high margin of error—the numbers are just too large, and there are numerous variables—inflation might be the best indicator of where this grand experiment will lead us.

The Consumer Price Index is currently the highest in 13 years and the tamer core Personal Consumption Index is the highest in 30 years. So now we are looking for indications for how long this may last and signs it may reverse to a deflationary trend. While the inflation story has not concluded, uncertainty abounds and predictions remain precarious when so much hinges on government policy.

The vast sum of money sloshing around in the system has not found a suitable home. Personal savings have doubled to $2.3 trillion. The money supply has grown 30% and bank reserves by 24%. Any way you measure it, the monetary system is awash with liquidity. So much so that the Federal Reserve (the “Fed”) has been draining reserves from the system by nearly $1 trillion. Contrary to the Fed adding $120 billion per month through security purchases, reverse repurchase transactions have now offset 8 months of that effort. The less-publicized reverse repurchase transactions may be intended to keep short term rates above zero or to avoid a more public end to quantitative easing which risks a sizeable negative reaction in the securities markets.

Corporate profits have rebounded with the economy and are expected to reach new highs over the remainder of this year and into next. Profit growth started to stall in early 2018 and the wavering has contributed to increased equity market volatility over the last three years.

Many companies and small businesses have been complaining about the lack of qualified workers which translates to higher operating costs. The degree of acceptance (or rejection) of higher prices for finished goods and services will affect volumes and profits. Even with the optimistic earnings projections, stock prices have more than discounted estimates with forward price-to-earnings ratios reaching 22.5, a new high for the last 20 years.

We continue to evaluate the markets and diligently position the assets of the AAMA Equity and Income Funds to provide sound investment returns for our shareholders. Again, we would like to extend our condolences to any of our fellow shareholders, family, and friends who have lost dear ones to the virus.

AAMA Funds
Letter To Shareholders (Continued)

We encourage you to continue to work with your financial advisor to plan and implement strategies to grow and protect your long-term asset values and we appreciate the confidence demonstrated by your investment within the AAMA Family of mutual funds.

Sincerely,

Robert D. Baker	Philip A. Voelker

AAMA Funds are distributed by Foreside Financial Services, LLC. Advanced Asset Management Advisors, Inc. is the investment adviser to the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. For additional information about the Funds, including fees, expenses, and risks, view our prospectus online at www.aamafunds.com or call 800-701-9502. Read the prospectus carefully before you invest or send money.

The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The Personal Consumption Index is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services.

The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

AAMA Equity Fund
Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

The AAMA Equity Fund returned 33.64% for the twelve months ended June 30, 2021. This can be compared to the S&P 500 Index return of 40.79%. All major equity indices experienced strong returns following the pandemic-related decline in the spring of 2020. Some of the market barometers that posted stronger returns were those that had suffered worse returns during the prior two years of market volatility. Without regard for the specific path, all major indices have reached new price highs during this market recovery. The five largest market cap companies in the S&P 500 Index have represented between 20 and 25% of the market index over the last year. These five stocks combined contributed 9.6 percentage points to the S&P 500 Index capitalization weighted return for the year. While the AAMA Equity Fund has routinely held positions in many of the largest companies, our diversification guidelines have not allowed market weighted exposure to these issuers. Our exposure to these companies contributed 6.5 percentage points to the return of the AAMA Equity Fund. The cash holdings within the AAMA Equity Fund averaged 13% over the last year which also detracted from the Fund’s relative performance.

Trailing twelve-month operating profits for the S&P 500 Index are expected to fully recover their late 2019 highs in the 3rd quarter of 2021. Even so, the full recovery in stock prices has once again raised most traditional stock market valuation measures to elevated levels. The stock market has spent much of the last three years with elevated valuations and not coincidentally stock price volatility has been elevated as well.

The last twelve months has evidenced significant swings in relative price performance between growth stocks and value stocks as well as between different capitalization ranges. This is not surprising given the dramatic swings in the economy and economic indicators. It may be most important for investors to focus on trends in broad measures of inflation. Low inflation and modest economic growth since 2008 have prompted central banks around the world to aggressively foster accommodating financial conditions. Persistent and elevated inflation would at some point change the trend away from accommodation and likely damage current elevated market valuations.

The portfolio of the AAMA Equity Fund continues to focus on large companies with a balance between growth and value. Sector weightings over the last twelve months have favored technology, communications, healthcare, and consumer staples.

AAMA Equity Fund
Management Discussion of Fund Performance
June 30, 2021 (Unaudited) (Continued)

The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Small and mid-capitalization companies may have limited product lines, markets and management groups.

The S&P 500 Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole.

Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Equity Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in
AAMA Equity Fund versus the S&P 500® Index*

Average Annual Total Returns (for the periods ended June 30, 2021)
	1 Year	3 Years	Since Inception(c)
AAMA Equity Fund(a)(b)	33.64%	13.87%	13.62%
S&P 500® Index*	40.79%	18.67%	17.58%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2020 prospectus was 1.21%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The S&P 500® Index is an unmanaged index generally representative of the U.S. Stock Market as a whole. Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and S&P 500® Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Equity Fund Schedule of Portfolio Investments June 30, 2021
COMMON STOCKS — 58.0%	Shares	Fair Value
AEROSPACE & DEFENSE — 0.9%
Raytheon Technologies Corporation	46,696	$3,983,636

BANKING — 1.4%
JPMorgan Chase & Company	37,400	5,817,196

BEVERAGES — 0.9%
PepsiCo, Inc.	26,400	3,911,688

BIOTECH & PHARMA — 5.4%
Amgen, Inc.	15,000	3,656,250
Bristol-Myers Squibb Company	94,000	6,281,080
Johnson & Johnson	48,000	7,907,520
Pfizer, Inc.	141,500	5,541,140
		23,385,990
CONTAINERS & PACKAGING — 0.7%
Ball Corporation	37,000	2,997,740

DIVERSIFIED INDUSTRIALS — 1.7%
Emerson Electric Company	78,400	7,545,216

E-COMMERCE DISCRETIONARY — 1.0%
Amazon.com, Inc. (a)	1,200	4,128,192

ELECTRIC UTILITIES — 0.7%
Exelon Corporation	30,000	1,329,300
Public Service Enterprise Group, Inc.	25,000	1,493,500
		2,822,800
ENGINEERING & CONSTRUCTION — 0.3%
Quanta Services, Inc.	16,100	1,458,177

FOOD — 0.9%
Conagra Brands, Inc.	106,000	3,856,280

HEALTH CARE FACILITIES & SERVICES — 2.2%
UnitedHealth Group, Inc.	19,400	7,768,536
Universal Health Services, Inc. - Class B	12,100	1,771,803
		9,540,339

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 58.0% (Continued)	Shares	Fair Value
HOME & OFFICE PRODUCTS — 0.6%
Newell Brands, Inc.	100,000	$2,747,000

HOME CONSTRUCTION — 0.6%
Masco Corporation	43,200	2,544,912

HOUSEHOLD PRODUCTS — 0.9%
Procter & Gamble Company (The)	29,400	3,966,942

INDUSTRIAL SUPPORT SERVICES — 1.4%
Fastenal Company	30,000	1,560,000
Grainger (W.W.), Inc.	10,100	4,423,800
		5,983,800
INTERNET MEDIA & SERVICES — 1.9%
Alphabet, Inc. - Class A (a)	3,400	8,302,086

LEISURE FACILITIES & SERVICES — 1.8%
Starbucks Corporation	70,000	7,826,700

MEDICAL EQUIPMENT & DEVICES — 2.4%
Edwards Lifesciences Corporation (a)	29,100	3,013,887
Medtronic plc	59,100	7,336,083
		10,349,970
METALS & MINING — 2.1%
Freeport-McMoRan, Inc.	250,000	9,277,500

OIL & GAS PRODUCERS — 2.5%
Chevron Corporation	46,500	4,870,410
Exxon Mobil Corporation	92,000	5,803,360
		10,673,770
RETAIL - CONSUMER STAPLES — 2.1%
Kroger Company (The)	102,500	3,926,775
Walmart, Inc.	36,600	5,161,332
		9,088,107
RETAIL - DISCRETIONARY — 1.3%
Home Depot, Inc. (The)	17,000	5,421,130

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 58.0% (Continued)	Shares	Fair Value
SEMICONDUCTORS — 7.3%
Applied Materials, Inc.	93,800	$13,357,120
Intel Corporation	88,300	4,957,162
QUALCOMM, Inc.	50,900	7,275,137
Texas Instruments, Inc.	31,700	6,095,910
		31,685,329
SOFTWARE — 4.8%
Adobe, Inc. (a)	13,200	7,730,448
Microsoft Corporation	32,500	8,804,250
Oracle Corporation	57,000	4,436,880
		20,971,578
TECHNOLOGY HARDWARE — 3.6%
Apple, Inc.	47,200	6,464,512
Cisco Systems, Inc.	71,600	3,794,800
Corning, Inc.	134,800	5,513,320
		15,772,632
TECHNOLOGY SERVICES — 1.9%
Mastercard, Inc. - Class A	11,100	4,052,499
Visa, Inc. - Class A	17,400	4,068,468
		8,120,967
TELECOMMUNICATIONS — 3.9%
T-Mobile US, Inc. (a)	73,815	10,690,626
Verizon Communications, Inc.	108,100	6,056,843
		16,747,469
TRANSPORTATION & LOGISTICS — 2.8%
Norfolk Southern Corporation	14,200	3,768,822
Union Pacific Corporation	19,800	4,354,614
United Parcel Service, Inc. - Class B	20,000	4,159,400
		12,282,836

TOTAL COMMON STOCKS (Cost $145,208,828)		$251,209,982

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
EXCHANGE-TRADED FUNDS — 34.4%	Shares	Fair Value
iShares Core S&P 500 ETF	69,200	$29,750,464
iShares Core S&P U.S. Growth ETF	239,600	24,194,808
Schwab U.S. Large-Cap ETF	281,700	29,288,349
Vanguard Growth ETF	112,500	32,266,125
Vanguard S&P 500 ETF	85,600	33,685,312
Total Exchange-Traded Funds (Cost $77,931,172)		$149,185,058

U.S. TREASURY OBLIGATIONS — 6.9%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY BILLS — 6.9%
US Treasury Bill (Cost $29,998,258)	0.023%(b)	09/30/21	$30,000,000	$29,996,019

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
MONEY MARKET FUNDS — 0.8%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 0.01% (c) (Cost $3,522,232)	3,522,232	$3,522,232

TOTAL INVESTMENTS (Cost $256,660,490) — 100.1%		$433,913,291

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(476,136)

NET ASSETS — 100.0%		$433,437,155

(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase.
(c)	The rate shown is the 7-day effective yield as of June 30, 2021.
plc - Public Liability Company

Security Allocation (Percentage of Net Assets)
Common Stocks	58.0%
Exchange-Traded Funds	34.4%
U.S. Treasury Obligations	6.9%
Cash Equivalents*	0.7%
Total	100.0%

*	Includes Liabilities in Excess of Other Assets.
See accompanying notes to financial statements.

AAMA Income Fund
Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

The AAMA Income Fund returned -0.80% for the twelve months ended June 30, 2021. This can be compared to the Bloomberg Barclays 1-5 year U.S. Government/Credit Index return of 0.40% over the same period. Other indices compiled by Bloomberg/Barclays are notable. The U.S. Long Treasury Index return was -10.42%. The Bloomberg Barclays U.S. Aggregate Index return was -0.33% and the Bloomberg Barclays 1-5 year Government Bond Index return was -0.32%. It was a volatile year for income markets as the safe haven of long-term Treasuries was abandoned in favor of corporate credits and other income sectors.

Twelve months ago, the headlines were dominated by the largest post-war quarterly decline in U.S. GDP. Since then we immediately experienced the largest quarterly increase in GDP, labor and product shortages, and economic indicators suggesting the economy has continued its robust recovery. The shortages and continued fiscal and monetary stimulus have contributed to elevated inflation. Regardless of one’s preferred measure, inflation has accelerated to multi-decade highs. It is not surprising that the bond markets have been volatile over the last twelve months.

Yet, the ten-year U.S. Treasury yield is still solidly below inflation offering a negative real current yield to investors. We have maintained a relatively short maturity and high-quality structure in the portfolio. This strategy has generated lower current income yet avoided the volatility of longer-dated securities.

When the Fund invests in fixed income securities including corporate bonds, the value of the Fund will fluctuate with changes in interest rates. When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value.

The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years.

The Bloomberg Barclays 1-5 Year Government Bond Index measures U.S. dollar-denominated, fixed- rate, nominal debt issued by the U.S. Treasury with a maturity of less than 5 years.

The Bloomberg Barclays U.S. Long Treasury Index consists of U.S. dollar-denominated, fixed rate nominal debt issued by the U.S. Treasury with maturities of 10 years or more.

The Bloomberg Barclays U.S. Aggregate Index covers taxable corporate bonds, Treasury bonds, asset-backed securities and municipal bonds.

Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Income Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in AAMA Income Fund versus the Bloomberg Barclays 1-5 Year U.S. Government/Credit Index*

Average Annual Total Returns (for the periods ended June 30, 2021)
	1 Year	3 Years	Since Inception(c)
AAMA Income Fund(a)(b)	(0.80%)	1.76%	1.23%
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index*	0.40%	3.70%	2.71%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2020 prospectus was 0.93%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and Bloomberg Barclays 1-5 Year U.S. Government/Credit Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Income Fund Schedule of Portfolio Investments June 30, 2021
EXCHANGE-TRADED FUNDS — 29.5%	Shares	Fair Value
iShares 1-3 Year Treasury Bond ETF	155,000	$13,354,800
Vanguard Mortgage-Backed Securities ETF	283,000	15,103,710
Vanguard Short-Term Treasury ETF	249,000	15,296,070
Total Exchange-Traded Funds (Cost $44,188,547)		$43,754,580

MUNICIPAL BONDS — 0.9%	Coupon	Maturity	Principal Amount	Fair Value
City of Powell, Ohio, Various Purpose Ltd., GO Bond, Series 2021, (Cost $1,389,370)	2.000%	12/01/26	$1,320,000	$1,391,794

U.S. GOVERNMENT AGENCIES — 8.5%	Coupon	Maturity	Principal Amount	Fair Value
FEDERAL HOME LOAN BANK — 8.5%
Federal Home Loan Bank	2.360%	05/23/22	$7,000,000	$7,138,283
Federal Home Loan Bank	2.750%	12/13/24	5,000,000	5,368,468
TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,228,719)				$12,506,751

U.S. TREASURY OBLIGATIONS — 59.1%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY NOTES — 59.1%
U.S. Treasury Notes	2.000%	08/31/21	$10,000,000	$10,032,399
U.S. Treasury Notes	2.000%	11/15/21	3,000,000	3,021,562
U.S. Treasury Notes	1.875%	01/31/22	5,000,000	5,052,930
U.S. Treasury Notes	1.875%	05/31/22	5,000,000	5,081,641
U.S. Treasury Notes	1.875%	07/31/22	2,000,000	2,038,125
U.S. Treasury Notes	2.000%	11/30/22	10,000,000	10,258,594

See accompanying notes to financial statements.

AAMA Income Fund Schedule of Portfolio Investments (Continued)
U.S. TREASURY OBLIGATIONS — 59.1% (Continued)	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY NOTES — 59.1% (Continued)
U.S. Treasury Notes	1.750%	01/31/23	$5,000,000	$5,122,461
U.S. Treasury Notes	1.750%	05/15/23	10,000,000	10,281,250
U.S. Treasury Notes	2.750%	11/15/23	10,000,000	10,573,828
U.S. Treasury Notes	2.500%	05/15/24	6,000,000	6,355,547
U.S. Treasury Notes	0.500%	04/30/27	10,000,000	9,698,828
U.S. Treasury Notes	1.125%	02/29/28	10,000,000	9,970,312
TOTAL U.S. TREASURY OBLIGATIONS (Cost $85,867,432)				$87,487,477

MONEY MARKET FUNDS — 2.0%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 0.01% (a) (Cost $3,014,897)	3,014,897	$3,014,897

TOTAL INVESTMENTS (Cost $146,688,965) — 100.0%		$148,155,499

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (b)		(35,237)

NET ASSETS — 100.0%		$148,120,262

(a)	The rate shown is the 7-day effective yield as of June 30, 2021.
(b)	Percentage rounds to less than 0.1%.
GO - General Obligation

Security Allocation (Percentage of Net Assets)
U.S. Treasury Obligations	59.1%
Exchange-Traded Funds	29.5%
U.S. Government Agencies	8.5%
Municipal Bonds	0.9%
Cash Equivalents*	2.0%
Total	100.0%

*	Includes Liabilities in Excess of Other Assets.
See accompanying notes to financial statements.

AAMA Funds Statements of Assets and Liabilities June 30, 2021
	AAMA Equity Fund	AAMA Income Fund
ASSETS
Investments in securities:
At cost	$256,660,490	$146,688,965
At value	$433,913,291	$148,155,499
Receivable for capital shares sold	212,439	28,968
Dividends and interest receivable	152,313	344,894
TOTAL ASSETS	434,278,043	148,529,361

LIABILITIES
Payable for capital shares redeemed	434,358	308,051
Payable to Adviser	353,245	82,808
Unitary fees payable	53,285	18,240
TOTAL LIABILITIES	840,888	409,099

NET ASSETS	$433,437,155	$148,120,262

Net assets consist of:
Paid-in capital	$259,655,351	$146,806,146
Distributable earnings	173,781,804	1,314,116
Net assets	$433,437,155	$148,120,262

Shares of beneficial interest outstanding (unlimited number of shares authorized)	26,659,863	5,872,694

Net asset value, offering price and redemption price per share	$16.26	$25.22

See accompanying notes to financial statements.

AAMA Funds Statements of Operations Year Ended June 30, 2021
	AAMA Equity Fund	AAMA Income Fund
INVESTMENT INCOME
Dividends	$5,918,861	$268,682
Interest	25,752	2,030,434
TOTAL INVESTMENT INCOME	5,944,613	2,299,116

EXPENSES
Investment advisory fees	3,996,153	1,146,835
Unitary fees	637,671	244,683
TOTAL EXPENSES	4,633,824	1,391,518
Less fees voluntarily waived by the Adviser	—	(123,417)
NET EXPENSES	4,633,824	1,268,101

NET INVESTMENT INCOME	1,310,789	1,031,015

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	4,646,299	(28,529)
Long-term capital gain distributions from regulated investment companies	—	34,474
Net change in unrealized appreciation (depreciation) on investments	108,628,917	(2,226,554)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	113,275,216	(2,220,609)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$114,586,005	$(1,189,594)

See accompanying notes to financial statements.

AAMA Equity Fund Statements of Changes in Net Assets
	Year Ended June 30, 2021	Year Ended June 30, 2020
FROM OPERATIONS
Net investment income	$1,310,789	$2,311,959
Net realized gains (losses) on investment transactions	4,646,299	(8,207,172)
Net change in unrealized appreciation (depreciation) on investments	108,628,917	17,447,215
Net increase in net assets resulting from operations	114,586,005	11,552,002

DISTRIBUTIONS TO SHAREHOLDERS	(1,729,607)	(2,876,027)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	93,968,609	97,798,339
Net asset value of shares issued in reinvestment of distributions to shareholders	1,728,044	2,876,027
Payments for shares redeemed	(134,108,435)	(85,968,458)
Net increase (decrease) in net assets from capital share transactions	(38,411,782)	14,705,908

TOTAL INCREASE IN NET ASSETS	74,444,616	23,381,883

NET ASSETS
Beginning of year	358,992,539	335,610,656
End of year	$433,437,155	$358,992,539

CAPITAL SHARE ACTIVITY
Shares sold	6,590,423	8,242,033
Shares reinvested	120,337	224,164
Shares redeemed	(9,433,573)	(7,264,989)
Net increase (decrease) in shares outstanding	(2,722,813)	1,201,208
Shares outstanding, beginning of year	29,382,676	28,181,468
Shares outstanding, end of year	26,659,863	29,382,676

See accompanying notes to financial statements.

AAMA Income Fund Statements of Changes in Net Assets
	Year Ended June 30, 2021	Year Ended June 30, 2020
FROM OPERATIONS
Net investment income	$1,031,015	$1,560,451
Net realized gains (losses) on investment transactions	(28,529)	13,677
Long-term capital gain distributions from regulated investment companies	34,474	—
Net change in unrealized appreciation (depreciation) on investments	(2,226,554)	3,011,256
Net increase (decrease) in net assets resulting from operations	(1,189,594)	4,585,384

DISTRIBUTIONS TO SHAREHOLDERS	(945,606)	(1,560,605)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	38,513,800	54,572,296
Net asset value of shares issued in reinvestment of distributions to shareholders	944,523	1,560,605
Payments for shares redeemed	(42,771,162)	(49,416,907)
Net increase (decrease) in net assets from capital share transactions	(3,312,839)	6,715,994

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,448,039)	9,740,773

NET ASSETS
Beginning of year	153,568,301	143,827,528
End of year	$148,120,262	$153,568,301

CAPITAL SHARE ACTIVITY
Shares sold	1,514,102	2,150,786
Shares reinvested	37,177	61,794
Shares redeemed	(1,683,003)	(1,948,319)
Net increase (decrease) in shares outstanding	(131,724)	264,261
Shares outstanding, beginning of year	6,004,418	5,740,157
Shares outstanding, end of year	5,872,694	6,004,418

See accompanying notes to financial statements.

AAMA Equity Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019		Year Ended June 30, 2018 (a)
Net asset value at beginning of year	$12.22		$11.91	$11.24		$10.00

Income from investment operations:
Net investment income (b)	0.05		0.08	0.10		0.08
Net realized and unrealized gains on investments	4.05		0.33	0.66		1.20
Total from investment operations	4.10		0.41	0.76		1.28

Less distributions from:
Net investment income	(0.06)		(0.10)	(0.09)		(0.04)

Net asset value at end of year	$16.26		$12.22	$11.91		$11.24

Total return (c)	33.64%		3.41%	6.85%		12.85	%(d)

Net assets at end of year (000’s)	$433,437		$358,993	$335,611		$308,028

Ratio of total expenses to average net assets (e)	1.16%		1.18%	1.18%		1.19	%(f)

Ratio of net expenses to average net assets (e)	1.16%		1.18%	0.99	%(g)	0.90	%(f)(g)

Ratio of net investment income to average net assets (b)(e)	0.33%		0.67%	0.90	%(g)	0.78	%(f)(g)

Portfolio turnover rate	0	%(h)	22%	20%		5	%(d)

(a)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and administrator had not reduced fees for the years ended June 30, 2019 and 2018.

(d)	Not annualized.
(e)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after fee reductions.
(h)	Percentage rounds to less than 1%.
See accompanying notes to financial statements.

AAMA Income Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2021		Year Ended June 30, 2020		Year Ended June 30, 2019		Year Ended June 30, 2018 (a)
Net asset value at beginning of year	$25.58		$25.06		$24.66		$25.00

Income (loss) from investment operations:
Net investment income	0.17	(b)	0.27	(b)	0.33		0.26
Net realized and unrealized gains (losses) on investments	(0.37)		0.52		0.40		(0.35)
Total from investment operations	(0.20)		0.79		0.73		(0.09)

Less distributions from:
Net investment income	(0.16)		(0.27)		(0.33)		(0.25)

Net asset value at end of year	$25.22		$25.58		$25.06		$24.66

Total return (c)	(0.80%)		3.17%		2.97%		(0.34	%)(d)

Net assets at end of year (000’s)	$148,120		$153,568		$143,828		$143,050

Ratio of total expenses to average net assets	0.91	%(e)	0.93	%(e)	0.93%		0.94	%(f)

Ratio of net expenses to average net assets (g)	0.83	%(e)(h)	0.83	%(e)(h)	0.71	%(h)	0.63	%(f)

Ratio of net investment income to average net assets (g)	0.67	%(b)(e)	1.06	%(b)(e)	1.32%		1.05	%(f)

Portfolio turnover rate	37%		33%		20%		6	%(d)

(a)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and administrator had not reduced fees.

(d)	Not annualized.
(e)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after fee reductions.
(h)	The impact of the voluntary fee waiver by the Adviser for the years ended June 30, 2021, 2020 and 2019 was 0.08%, 0.10% and 0.02%, respectively.
See accompanying notes to financial statements.

AAMA Funds
Notes to Financial Statements
June 30, 2021

1. Organization

AAMA Equity Fund and AAMA Income Fund (individually, a “Fund,” and, collectively, the “Funds” or “AAMA Funds”) are each a separate series of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018. Other series of the Trust are not included in this report. The inception date of the Funds was June 30, 2017. The Funds commenced operations on July 3, 2017, when they began to execute their investment objectives, which included purchasing investments.

AAMA Equity Fund’s investment objective is long-term capital appreciation.

AAMA Income Fund’s investment objective is current income with a secondary objective of preservation of capital.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

AAMA Funds
Notes to Financial Statements (Continued)

Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Listed securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the closing prices on the primary exchange where the securities are normally traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments in other investment companies, except ETFs, are valued at their reported net asset value (“NAV”). In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are typically valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees (the “Board”) that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost if it is determined that amortized cost approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price has become stale, or an event occurs that materially affects the furnished price) are valued by the Pricing Committee. In these cases, the Pricing Committee determines in good faith, subject to procedures adopted by the Board, the fair value of such securities (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: type of security, nature and duration of any restrictions on disposition of the security, forces that influence the market in which the security is purchased or sold, existence of merger proposals or tender offers, expectation of additional news about the company and volume and depth of public trading in similar securities of the issuer or similar companies. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities will be classified as Level 2 or Level 3 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

AAMA Funds
Notes to Financial Statements (Continued)

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2021, by security type:

AAMA Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$251,209,982	$—	$—	$251,209,982
Exchange-Traded Funds	149,185,058	—	—	149,185,058
U.S. Treasury Obligations	—	29,996,019	—	29,996,019
Money Market Funds	3,522,232	—	—	3,522,232
Total	$403,917,272	$29,996,019	$—	$433,913,291

AAMA Income Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$43,754,580	$—	$—	$43,754,580
Municipal Bonds	—	1,391,794	—	1,391,794
U.S. Government Agencies	—	12,506,751	—	12,506,751
U.S. Treasury Obligations	—	87,487,477	—	87,487,477
Money Market Funds	3,014,897	—	—	3,014,897
Total	$46,769,477	$101,386,022	$—	$148,155,499

Refer to each Fund’s Schedule of Portfolio Investments for a listing of the securities by security type and industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2021.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the AAMA Equity Fund. Dividends arising from net investment income are declared and paid monthly to shareholders of the AAMA Income Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions

AAMA Funds
Notes to Financial Statements (Continued)

from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains.

Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the year ended June 30, 2021 was ordinary income in the amounts of $1,729,607 paid to the shareholders of AAMA Equity Fund and $945,606 paid to the shareholders of AAMA Income Fund. The tax character of distributions paid by each Fund during the year ended June 30, 2020 was ordinary income in the amounts of $2,876,027 paid to shareholders of AAMA Equity Fund and $1,560,605 paid to the shareholders of AAMA Income Fund.

Investment transactions — Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

AAMA Funds
Notes to Financial Statements (Continued)

The tax character of accumulated earnings as of June 30, 2021 was as follows:

	AAMA Equity Fund	AAMA Income Fund
Tax cost of portfolio investments	$256,660,490	$146,688,965
Gross unrealized appreciation	$177,885,946	$1,900,501
Gross unrealized depreciation	(633,145)	(433,967)
Net unrealized appreciation	177,252,801	1,466,534
Accumulated ordinary income	501,417	85,409
Accumulated capital and other losses	(3,972,414)	(237,827)
Accumulated earnings	$173,781,804	$1,314,116

During the year ended June 30, 2021, AAMA Equity Fund utilized short-term capital loss carryforwards of $2,032,109 and long-term capital loss carryforwards of $2,614,190 to offset current year gains and AAMA Income Fund utilized short-term capital loss carryforwards of $5,945 to offset current year gains.

As of June 30, 2021, AAMA Equity Fund had short-term capital loss carryforwards of $3,972,414 and AAMA Income Fund had short-term capital loss carryforwards of $237,827 for income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2021, the Funds did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the year ended June 30, 2021:

Non-U.S. Government	AAMA Equity Fund	AAMA Income Fund
Purchase of investment securities	$362,156	$33,665,650
Proceeds from sales of investment securities	$8,328,432	$9,033,713

AAMA Funds
Notes to Financial Statements (Continued)

U.S. Government (long-term)	AAMA Equity Fund	AAMA Income Fund
Purchase of U.S. government securities	$—	$19,590,358
Proceeds from sales and maturities of U.S. government securities	$—	$45,000,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Advanced Asset Management Advisors, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. AAMA Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. AAMA Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

During the year ended June 30, 2021, the Adviser voluntarily waived its advisory fees in the amount of $123,417 for AAMA Income Fund. These voluntary waivers are not eligible for recovery by the Adviser in future periods.

During the year ended June 30, 2021, there were no expense cap limitations in place for the Funds. Under the terms of a previous Expense Limitation Agreement, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after the fiscal year that such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of June 30, 2021, the Adviser may seek repayment of investment advisory fee reductions totaling $587,024 and $281,188 from AAMA Equity Fund and AAMA Income Fund, respectively, no later than the dates as stated below:

	AAMA Equity Fund	AAMA Income Fund
June 30, 2022	$587,024	$281,188

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC (“Foreside”) serves as the Trust’s business manager and administrator. Pursuant to the terms of a Management and Administration Agreement (the “Agreement”) between the Trust, on behalf

AAMA Funds
Notes to Financial Statements (Continued)

of the Funds, and Foreside, Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to, President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust’s compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial reports and filing them with the U.S. Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Trust and the Funds not specifically assumed by the Trust, unless the Trust or the Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders; fees and expenses of Trustees of the Trust who are not interested persons of the Trust, as defined by the 1940 Act (“Independent Trustees”); and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust. Foreside Financial Services, LLC serves as the Funds’ principal underwriter and is an affiliate of Foreside. For the services under the Agreement and expenses assumed by Foreside, the Trust, on behalf of the Funds, paid Foreside an annual fee equal to 0.20% of the average daily net assets of the Funds up to $250,000,000 and 0.15% of the average daily net assets of the Funds greater than $250,000,000; subject, however, to an minimum fee of $777,000, through October 31, 2020. Effective, November 1,

AAMA Funds
Notes to Financial Statements (Continued)

2020, the Funds pay Foreside an annual fee equal to 0.20% of the average daily net assets of the Funds up to $250,000,000, 0.135% of the average daily net assets of the Funds between $250,000,000 and $500,000,000 and 0.05% of the average daily net assets of the Funds greater than $500,000,000; subject, however, to an minimum fee of $777,000. Such expenses are disclosed on the Statements of Operations as “Unitary fees.”

OTHER SERVICE PROVIDER

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the transfer agent, fund accountant and financial administrator for the Funds. The transfer agent services provided by Ultimus to the Funds include, but are not limited to (i) processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records. The administrative and fund accounting services provided by Ultimus to the Funds include (i) computing each Fund’s NAV for purposes of the sale and redemption of its shares; (ii) computing the dividends payable by each Fund; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger and other accounting records for the Funds.

PRINCIPAL HOLDERS OF FUND SHARES

As of June 30, 2021, the following account holders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
AAMA Equity Fund
TD Ameritrade, Inc. (for the benefit of its clients)	75%
AAMA Income Fund
TD Ameritrade, Inc. (for the benefit of its clients)	78%

A beneficial owner of 25% or more of each Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Investments in Other Investment Companies

The Funds may invest a significant portion of their assets in shares of one or more investment companies, including ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities and/or cash. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their fair value. There are certain risks associated with investments in ETFs. Disruptions to the creations and redemptions process through which authorized

AAMA Funds
Notes to Financial Statements (Continued)

participants directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) NAV, which may result in the Funds paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. An ETF’s shares could also trade at a premium or discount to NAV when an ETF’s underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF’s underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF’s shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Fund’s holdings may not be able to be liquidated at the most optimal time, adversely affecting performance. There can be no assurance that an ETF’s investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. As of June 30, 2021, AAMA Equity Fund and AAMA Income Fund had 34.4% and 29.5%, respectively, of the fair value of their net assets invested in ETFs.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

AAMA Funds
Notes to Financial Statements (Continued)

7. Trustee Compensation

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $111,750 in fees during the year ended June 30, 2021, for the entire Trust, which include other funds not managed by Advanced Asset Management Advisors, Inc. Foreside paid Trustee compensation in the amount of $55,875 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AAMA Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of AAMA Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AAMA Equity Fund and AAMA Income Fund (the “AAMA Funds” or the “Funds”), each a series of the Asset Management Fund, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant

AAMA Funds
Report of Independent Registered Public Accounting Firm (Continued)

estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2021

AAMA Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2021 through June 30, 2021).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AAMA Funds
About Your Funds’ Expenses (Unaudited)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Net Expense Ratio(a)	Expenses Paid During Period(b)
AAMA Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,126.80	1.15%	$ 6.06
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76

AAMA Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 994.80	0.83%	$ 4.11
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.68	0.83%	$ 4.16

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AAMA Funds
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-800-701-9502. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

Qualified Dividend Income – For the fiscal year ended June 30, 2021, AAMA Equity Fund and AAMA Income Fund have designated 100.00% and 0.00%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2021, 100.00% and 0.00%, of ordinary income dividends paid by AAMA Equity Fund and AAMA Income Fund, respectively, qualify for the corporate dividends received deduction.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited)

Listed below is basic information regarding the Trustee and executive officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-701-9502.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Chairman of the Board since 2018. Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds (7 Funds), Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, Audit Committee Chair, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	4
Carla S. Carstens Year of Birth: 1951	Trustee since 2015. Indefinite Term of Office	Trustee, Vice Chair and Chair of the Governance Committee of Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; a National Association of Corporate Directors Governance Fellow.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited) (Continued)

The following table provides information regarding each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present. Director, Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each Officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAMA Equity Fund and the AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (the “Adviser”), at a meeting held on May 17, 2021 (the “Meeting”). The Meeting was held via videoconference based on exemptive relief issued by the Securities and Exchange Commission, with the board’s intention to ratify the approval of the Agreements at its next in-person meeting. The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); performance information for the Funds; the advisory fees for the Funds as compared to fees charged by investment advisers to comparable funds; the expense ratio of each Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser; and the Adviser’s compliance program.

In considering the renewal of the Advisory Agreement for each Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment advisory fees. In determining

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund (Continued)

to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Funds, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team. The Board reviewed each Fund’s investment performance for the one-year and three-year periods ended December 31, 2020 (noting that each Fund commenced operations on July 3, 2017) and compared this information to the performance of the peer universe of funds in the same Morningstar category (Large Blend for the AAMA Equity Fund and Intermediate Core-Plus Bond for the AAMA Income Fund) and to the performance of each Fund’s respective benchmark index (S&P 500 Index for the AAMA Equity Fund and Bloomberg Barclays 1-5 Year U.S. Government/Credit Index for the AAMA Income Fund). With respect to the AAMA Equity Fund, the Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year and three-year periods ended December 31, 2020 and that the Fund underperformed its benchmark over the same periods. The Board discussed with the Adviser the reasons for the AAMA Equity Fund’s recent relative underperformance, including the Adviser’s target of lower volatility within the Fund’s portfolio. With respect to the AAMA Income Fund, the Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year and three-year periods ended December 31, 2020 and that the Fund underperformed its benchmark over the same periods. The Board discussed with the Adviser the reasons for the AAMA Income Fund’s recent relative underperformance, including the Adviser’s statement that comparisons to the Fund’s peer universe may be limited due to differences between the Fund’s investment strategy and the strategies of other funds in its peer universe. The Adviser provided additional comparative performance information for each Fund to other representative Morningstar categories and other relevant broad-based indexes which was reviewed by the Board.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fees and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund (Continued)

fees and total net expense ratio to the investment advisory fees and total net expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The information provided to the Board showed that each Fund’s investment advisory fees were above the average of its applicable peer group. The Board noted the Adviser’s intention to continue the current voluntary fee waiver for the AAMA Income Fund. Although above the average of its applicable peer group, the Board concluded that the investment advisory fees for each Fund were within a reasonable range. The information provided to the Board showed that each Fund’s total net expense ratio was above the average of its applicable peer group. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

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Investment Advisor
Advanced Asset Management Advisors, Inc.
4995 Bradenton Avenue, Suite 210
Dublin, Ohio 43017

Business Manager and Administrator
Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, MK-WI-S302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ANNUAL REPORT
June 30, 2021

2021 SHAREHOLDER LETTER

The Austin Atlantic Funds (“AAF” and each series, a “Fund”) family of no load mutual funds is pleased to present to shareholders the 2021 Annual Report for the Funds advised by Austin Atlantic Asset Management Company (“Austin Atlantic”). All market returns shown in this letter are for the July 1, 2020 – June 30, 2021 time period.

As we noted last year, the reality of the Federal Reserve Board’s (“the Fed”) monetary playbook is now effectively defined by three separate strategies. Most financial market observers are well aware of the two traditional chapters to this story: “Fed Easing”, or lowering of interest rates, and “Fed Tightening”, or raising of interest rates. We’ve christened the third component to this process as the “Fed Backstop.” The Fed Backstop might be considered Fed Easing on steroids, but its essential characteristic is the purchase of risk assets (longer-dated Treasury bonds, mortgage-backed securities) to drive down long-term interest rates and accelerate risk-taking and investment in the real economy instead of just adding cash through the purchase of money market securities. We expect that institutional investors will expect similar policies for future financial crises and, perhaps, even normal economic contractions.

The Fed Backstop has been in force since the onset of COVID-19 in the US in March 2020. What’s new is the massive fiscal stimulus that has accompanied the Backstop. Federal budget deficits are at levels not seen in the post-World War II era and, while moderating, are likely to stay high for the foreseeable future. Consumer liquidity is high and debt service costs are low. This should lead to stronger nominal economic growth and a continued decline in unemployment claims. We recently attended a discussion with Jamie Dimon, the long-standing CEO of J.P. Morgan. Mr. Dimon, known as a pragmatist and realist, was solidly optimistic about growth prospects in the country through 2023.

As always, there are risks; while we don’t think our view of the proper or maximum amount of government debt is terribly useful, we are confident that the surge in monetary and fiscal spending will lead to economic distortions and excess risk-taking and, when these policies are moderated, the excesses will manifest in increased market volatility and credit degradation. How and when is tough to tell; the banking system has seen a few small credit tremors recently without any knock-on consequences, so perhaps the risks lie outside of the financial system. It seems to us that rising inflation, with all of its pernicious impacts, is a potential problem. While the experts seem to believe that the recent surge in prices is a short-term phenomenon, how does all of the excess stimulus and wealth-creation not lead to higher prices? And finally, are we really over COVID-19?

In our view, the risks are balanced over the near-term horizon. We anticipate that the Backstop will be in force for at least another 12-18 months, and the fiscal stimulus will continue. While equities might look historically expensive, earnings growth should help to support valuations. We project 5-10% returns from equities over the next five to ten years, not the mid-teens of the past decade. We think short-term and floating rate corporate bonds, with a focus on industries that will benefit (or at least not be hurt) by rising inflation, make more sense than long-dated, fixed rate securities. Nothing is terribly attractive in the bond world, but if inflation rates continue to rise and the Fed Backstop is removed, short maturity bonds may provide for higher yields. If equities react negatively to higher than forecasted inflation and reduced Fed stimulus, short-dated bonds may provide exposure add to equity positions without suffering large capital losses from longer-dated bonds.

Sean Kelleher
President
Austin Atlantic Asset Management Company

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

1

AAAMCO ULTRASHORT FINANCING FUND REVIEW

June 30, 2021

For the twelve months ended June 30, 2021, the AAAMCO Ultrashort Financing Fund Class Y Shares outperformed its benchmark index. The Class I Shares of the Fund returned 0.28% and the Class Y Shares earned 0.33% while the Bloomberg 1 Month Libor Index returned 0.14% and the U.S. Secured Overnight Funding Rate Index returned 0.06%. The outperformance is tied to the investment management teams ability to source borrowers with high quality collateral but lack access to money center banks. One of the main sources of outperformance was the Fund’s ability to finance FNMA and GNMA mortgages from mortgage bankers, for example. The Federal Reserve’s quantitative easing program has been in full force over the past year, flooding the money markets with excess liquidity and keeping cash-alternative rates low. At the end of June 2021, 100% of the Fund’s assets were in repurchase agreements or cash equivalents. Many of the repurchase agreements in the Fund have been in place for more than three years, pointing to the consistency of the strategy. The Fund’s original investment thesis of “repos as an asset class” remains in place and the Fund has used short-term financings for the vast majority of its investments. In fact, the Fund has not owned any bond securities since October 2020. Given that the average duration of the repurchase agreements in the Fund is less than 7 days, the fund’s yield should be highly correlated with changes in short term rates. For example, from June 2017 to December 2018, the last time the Fed was increasing financing rates, the fund’s yield rose 121 basis points, in line with the 125 basis point increase in government bond repo rates. We thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

2

AAAMCO ULTRASHORT FINANCING FUND REVIEW

June 30, 2021

AAAMCO Ultrashort Financing Fund

Class I
Gross 0.49% Net 0.35%
Class Y
Gross 0.39% Net 0.30%

The gross expense ratios above are from the Fund’s prospectus dated October 28, 2020. Additional information pertaining to the Fund’s expense ratios as of June 30, 2021, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2021*

	One Year	Three Year	Since Inception
AAAMCO Ultrashort Financing Fund(1)
Class I	0.28%	1.46%	1.52%
Class Y	0.33%	1.51%	1.57%
Bloomberg 1 Month
Libor Index	0.14%	1.37%	1.41%
U.S. Secured Overnight Financing Rate	0.06%	1.21%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Bloomberg 1 Month Libor Index and the returns for the U.S. Secured Overnight Financing Rate do not include a reduction in total return for expenses.

(1)	Inception date of the Fund was June 6, 2017

Comparison of change in value of a hypothetical $25,000 investment for the year ended June 30

The following graph shows that an investment of $25,000 in Class I of the Fund on June 6, 2017, would have been worth $26,581 on June 30, 2021, assuming all dividends and distributions had been reinvested. A similar investment in the Bloomberg 1 Month Libor Index, over the same period, would have been worth $26,469.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Bloomberg 1 Month Libor Index is an index tracking the London Interbank Offered Rate (“LIBOR”), which is the interest rate offered by a specific group of London banks for U.S. dollar deposits with a one-month maturity. Effective August 24, 2021 “Barclays” was removed from the Index name. The U.S. Secured Overnight Financing Rate, or SOFR, is an influential interest rate that banks use to price U.S. dollar-denominated derivatives and loans. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

3

LARGE CAP EQUITY FUND REVIEW

June 30, 2021

For the twelve months ended June 30, 2020, the Large Cap Equity Fund Class AMF Shares returned 35.61% while the S&P 500 Index generated 40.79% and the Morningstar Large Blend average category returned earned 40.47%. Coming out of the worst elements of the COVID-19 induced economic slump, all eleven sectors of the S&P 500 Index increased, with financial and industrial sectors leading the charge. The “Big Five” of the S&P 500 - Apple, Microsoft, Amazon, Facebook, and Alphabet - make up 22% of the market capitalization of the Index and, on an unweighted basis, earned 48.15% during the period. The Fund’s underweight to these stocks explain a meaningful portion of the Fund’s underperformance relative to the Index. But the Fund continues to prefer companies with low share prices relative to cashflow and sales, and higher than average dividend yields, factors that we believe provide more stability and less volatility when markets underperform. In fact, the Fund continues to generate lower return volatility than the Index as well as the average of the funds in the Morningstar Large Blend category. The investment process of the Fund’s sub-advisor, System Two Advisors, continues to rely on a blend of fundamental and quantitative analysis, and the investment team is continually re-examing its historical performance to develop better investing and risk management tools for shareholders. We thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

4

LARGE CAP EQUITY FUND REVIEW

June 30, 2021

Large Cap Equity Fund

Gross Expense Ratio
Class AMF 1.94%
Class H 1.69%

The gross expense ratio above are from the Fund’s prospectus dated October 28, 2020. Additional information pertaining to the Fund’s expense ratios as of June 30, 2021, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2021*

	One Year	Three Year	Five Year	Ten Year
Class AMF(1)	35.61%	15.10%	14.87%	12.39%
Class H(2)	35.86%	15.31%	15.09%	12.59%
S&P 500 Index	40.79%	18.67%	17.65%	14.84%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 Index does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.

(2)	Class H of the Fund commenced on February 20, 2009.

Comparison of change in value of a hypothetical $10,000 investment for the years ended June 30

The following graph shows that an investment of $10,000 in Class AMF of the Fund on June 30, 2011, would have been worth $32,164 on June 30, 2021, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500 Index, over the same period, would have been worth $39,893.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. The index differs from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

5

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS

June 30, 2021

	Percentage of Net Assets	Principal Amount/ Shares	Value
INVESTMENT COMPANIES	1.9%
Northern Institutional Treasury Portfolio, Premier Class, 0.01%*		8,897,609	$8,897,609
TOTAL INVESTMENT COMPANIES
(Cost $8,897,609)			8,897,609

REPURCHASE AGREEMENTS	103.9%
Amherst Pierpont Securities, LLC, 0.25%, Tri-Party Agreement dated 06/29/21 to be repurchased at $10,000,486 on 07/06/21. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.00%, with a value of $10,200,001, due at 08/01/50)		10,000,000	10,000,000
Amherst Pierpont Securities, LLC, 0.75%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 3.575% - 4.625%, with a value of $11,565,492, due at 02/15/45 - 07/15/46 and cash equivalents of $1,080,000)		11,572,785	11,572,785
BCM High Income Fund, L.P., 0.65%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Pools, 4.319%, with a value of $2,224,505, due at 03/25/31 and cash equivalents of $854,707)		2,363,527	2,363,527
BCM High Income Fund, L.P., 1.00%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 3.625%, with a value of $1,714,278, due at 03/15/46 and cash equivalents of $658,666)		1,738,326	1,738,326
BMO Capital Markets, 0.70%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 2.575% - 4.875%, with a value of $75,509,594, due at 03/15/31 - 07/15/46 and cash equivalents of $2,523,955)		75,842,717	75,842,717
Brean Capital, 0.50%, Agreement dated 06/29/21 to be repurchased at $106,431,346 on 07/06/21. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.053% - 4.574%, with a value of $112,280,340, due at 05/20/51 - 05/20/71)		106,421,000	106,421,000
Capstead Mortgage, 0.18%, Agreement dated 06/29/21 to be repurchased at $21,583,755 on 07/06/21. (Collateralized by U.S. Government Mortgage-Backed Securities, VRN, 0.677% - 2.196%, with a value of $22,758,836, due at 03/25/27 - 11/25/58)		21,583,000	21,583,000
JVB Financial, 1.15%, Agreement dated 06/21/21 to be repurchased at $5,609,136 on 07/21/21. (Collateralized by TMC Master Trust Series 2016-M3 Certificates, 2.625% - 5.25%, with a value of $5,961,453, due at 07/01/36 - 07/01/51)(1),(2)		5,603,766	5,603,766
NMSI Inc., 1.15%, Agreement dated 06/07/21 to be repurchased at $60,507,118 on 07/07/21. (Collateralized by NMSI Master Trust Series 2018-N2 Certificates, 1.875% - 5.75%, with a value of $62,318,750, due at 02/01/36 - 06/01/51(2)		60,449,188	60,449,188
Orchid Island, 0.14%, Agreement dated 06/24/21 to be repurchased at $101,077,751 on 07/01/21. (Collateralized by U.S. Government Mortgage-Backed Securities, VRN, 2.50% - 3.00%, with a value of $104,464,830, due at 01/01/36 - 06/01/51)(3)		101,075,000	101,075,000
Solomon Hess Opportunity Fund, 0.75%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 2.825% - 7.575%, with a value of $5,083,445, due at 04/15/26 - 09/15/34, investment line of $1,465,540 and cash equivalents of $39,727)		3,632,221	3,632,221
Stifel Nicolaus & Co., 0.10%, Agreement dated 06/30/21 to be repurchased at $80,001,556 on 07/07/21. (Collateralized by a U.S. Government Securities and Mortgage-Backed Securities, 1.50% - 3.00%, with a value of $84,354,896, due at 07/01/31 - 06/01/51)		80,000,000	80,000,000
TOTAL REPURCHASE AGREEMENTS
(Cost $480,281,530)			480,281,530
TOTAL INVESTMENTS
(Cost $ 489,179,139)	105.8%		$489,179,139

See notes to financial statements.

6

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2021

	Percentage of Net Assets	Principal Amount/ Shares	Value
REVERSE REPURCHASE AGREEMENTS	(5.8)%
JVB Financial, 0.12%, Open Reverse Repurchase Agreement dated 06/28/21 to be repurchased at a future date. (Collateralized by U.S. Government Mortage-Backed Securities, VRN, 3.00%, with a value of $28,269,657, due at 06/01/51)		(26,927,000)	$(26,927,000)
TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(26,927,000))			(26,927,000)
NET OTHER ASSETS (LIABILITIES)	(0.0)%		(74,934)
NET ASSETS	100.0%		$462,177,205

*	The rate presented is the 7-day effective yield in effect at June 30, 2021.

(1)	Illiquid security, maturity date is greater than 7 days. As of June 30, 2021, the value of this illiquid security amounted to approximately 1.2% of net assets.

(2)	The rates and maturity dates disclosed represent those of the underlying mortgage loans which are used to securitize the Trust Certificate referenced within.

(3)	A portion of this collateral has been hypothecated for the JVB Financial Open Reverse Repurchase Agreement.

See notes to financial statements.

7

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.4%
Banks	1.1%
Citigroup, Inc.		7,800	$551,850
Capital Goods	4.8%
Cummins, Inc.		7,050	1,718,861
Lockheed Martin Corp.		1,800	681,030
			2,399,891
Consumer Durables & Apparel	0.9%
NIKE, Inc.		3,000	463,470
Consumer Services	0.5%
McDonald’s Corp.		1,000	230,990
Diversified Financials	4.2%
BlackRock, Inc.		500	437,485
CME Group, Inc.		1,000	212,680
Goldman Sachs Group (The), Inc.		3,000	1,138,590
Morgan Stanley		3,500	320,915
			2,109,670
Energy	3.0%
ConocoPhillips		10,000	609,000
EOG Resources, Inc.		10,800	901,152
			1,510,152
Food & Staples Retailing	3.5%
Costco Wholesale Corp.		4,400	1,740,948
Health Care Equipment & Services	7.3%
HCA Healthcare, Inc.		4,800	992,352
Humana, Inc.		1,500	664,080
UnitedHealth Group, Inc.		4,892	1,958,952
			3,615,384
Household & Personal Products	2.4%
Procter & Gamble		8,900	1,200,877
Insurance	6.3%
Aflac, Inc.		30,150	1,617,849
Progressive (The) Corp.		15,700	1,541,897
			3,159,746
Materials	3.0%
Air Products & Chemicals, Inc.		650	186,992
Freeport-McMoRan, Inc.		10,000	371,100
LyondellBasell Industries N.V., Class A		6,753	694,681
Newmont Corp.		3,500	221,830
			1,474,603
Media	3.7%
Comcast Corp., Class A		29,400	1,676,388
Fox Corp., Class A		5,000	185,650
			1,862,038

See notes to financial statements.

8

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

	Percentage of Net Assets	Shares	Value
Pharmaceuticals & Biotechnology	5.7%
AbbVie, Inc.		15,000	$1,689,600
Amgen, Inc.		1,970	480,187
Bristol-Myers Squibb Co.		9,700	648,154
			2,817,941
Real Estate	2.7%
American Tower Corp.		2,000	540,280
Simon Property Group, Inc.		6,137	800,756
			1,341,036
Retailing	11.1%
Best Buy Co., Inc.		9,000	1,034,820
Home Depot (The), Inc.		6,176	1,969,465
Lowe’s Cos., Inc.		4,300	834,071
Target Corp.		6,950	1,680,093
			5,518,449
Semiconductors & Semiconductor	8.0%
Broadcom, Inc.		3,950	1,883,518
KLA Corp.		3,000	972,630
NVIDIA Corp.		1,350	1,080,135
Texas Instruments, Inc.		400	76,920
			4,013,203
Software & Services	19.1%
Accenture PLC, Class A		6,700	1,975,093
Alphabet, Inc., Class A(a)		840	2,051,104
Intuit, Inc.		4,250	2,083,222
Mastercard, Inc., Class A		4,200	1,533,378
Microsoft Corp.		7,050	1,909,845
			9,552,642
Technology Hardware & Equipment	3.8%
Apple, Inc.		13,900	1,903,744
Telecommunication Services	1.2%
Verizon Communications, Inc.		11,000	616,330
Transportation	2.7%
CSX Corp.		42,000	1,347,360
Utilities	1.4%
NextEra Energy, Inc.		9,200	674,176

TOTAL COMMON STOCKS
(Cost $29,378,890)			48,104,500

See notes to financial statements.

9

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2021

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	3.7%
Northern Institutional Treasury Portfolio, Premier Class, 0.01%*		1,863,725	$1,863,725
TOTAL INVESTMENT COMPANIES
(Cost $1,863,725)			1,863,725
TOTAL INVESTMENTS
(Cost $ 31,242,615)	100.1%		$49,968,225
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(47,967)
NET ASSETS	100.0%		$49,920,258

*	The rate presented is the 7-day effective yield in effect at June 30, 2021.

(a)	Non-income producing security.

See notes to financial statements.

10

STATEMENTS OF ASSETS & LIABILITIES

June 30, 2021

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Assets:
Investments, at cost	$8,897,609	$31,242,615
Investments, at value	8,897,609	49,968,225
Repurchase agreements, cost equals fair value	480,281,530	—
Receivable for dividends and interest	105,413	11,922
Receivable for capital shares sold	—	6,618
Other receivable	98	—
Total Assets	489,284,650	49,986,765
Liabilities:
Reverse repurchase agreements, cost equals fair value	26,927,000	—
Income distribution payable	92,857	—
Investment advisory fees payable	57,214	22,336
Distribution fees payable	999	8,337
Unitary fees payable	29,375	35,834
Total Liabilities	27,107,445	66,507
Net Assets	$462,177,205	$49,920,258
Class I
Net assets	$12,152,928	$—
Shares of common stock outstanding	1,215,386	—
Net asset value per share	$9.9992	$—
Class Y
Net assets	$450,024,277	$—
Shares of common stock outstanding	45,002,428	—
Net asset value per share	$10.0000	$—
Class AMF
Net assets	$—	$40,977,458
Shares of common stock outstanding	—	3,967,417
Net asset value per share	$—	$10.33
Class H
Net assets	$—	$8,942,800
Shares of common stock outstanding	—	871,085
Net asset value per share	$—	$10.27
Net Assets
Paid in capital	$462,267,232	$28,887,627
Distributable earnings/(accumulated deficit)	(90,027)	21,032,631
Net assets	$462,177,205	$49,920,258

See notes to financial statements.

11

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2021

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
INVESTMENT INCOME:
Interest income	$2,510,408	$—
Dividend income	1,556	958,545
Total investment income	2,511,964	958,545
Operating expenses:
Investment advisory	1,279,113	287,517
Distribution — Class AMF Shares	—	90,842
Distribution — Class I Shares	10,428	—
Unitary fees	360,768	422,386
Interest expense	6,681	—
Other expenses	4,292	—
Total expenses before reductions	1,661,282	800,745
Expenses reduced by Investment Adviser	(531,566)	(44,233)
Unitary Fee Waiver	(20,000)	—
Net expenses	1,109,716	756,512
Net investment income	1,402,248	202,033

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	2,952	2,766,610
Net increase from payment by affiliates	2,762	—
Change in unrealized appreciation/depreciation on investments	(12,683)	10,446,974
Net realized and unrealized gains (losses) from investment activities	(6,969)	13,213,584
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,395,279	$13,415,617

See notes to financial statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

	AAAMCO Ultrashort Financing Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$1,402,248	$9,417,036
Net realized gains from investment transactions	2,952	8,585
Net increase from payment by affiliates	2,762	100
Change in unrealized appreciation /depreciation on investments	(12,683)	34,336
Change in net assets resulting from operations	1,395,279	9,460,057
Distributions paid to shareholders
Class I Shareholders	(28,598)	(138,768)
Class Y Shareholders	(1,370,367)	(9,260,297)
Total distributions paid to shareholders	(1,398,965)	(9,399,065)
Capital Transactions:
Class I Shares:
Proceeds from sale of shares	5,195,002	9,755,000
Value of shares issued to shareholders in reinvestment of dividends	28,198	117,845
Cost of shares redeemed	(534,668)	(9,191,895)
Class Y Shares:
Proceeds from sale of shares	325,002,098	14,481,400
Value of shares issued to shareholders in reinvestment of dividends	2,794	1,163,508
Cost of shares redeemed	(275,094,969)	(182,927,616)
Change in net assets from capital transactions	54,598,455	(166,601,758)
Change in net assets	54,594,769	(166,540,766)
Net Assets:
Beginning of year	407,582,436	574,123,202
End of year	$462,177,205	$407,582,436

See notes to financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Large Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$202,033	$238,723
Net realized gains from investment transactions	2,766,610	2,292,497
Change in unrealized appreciation /depreciation on investments	10,446,974	(626,957)
Change in net assets resulting from operations	13,415,617	1,904,263
Distributions paid to shareholders
Class AMF Shareholders	(1,347,799)	(1,752,769)
Class H Shareholders	(313,078)	(365,136)
Total distributions paid to shareholders	(1,660,877)	(2,117,905)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	990,667	330,072
Value of shares issued to shareholders in reinvestment of dividends	1,186,425	1,570,342
Cost of shares redeemed	(3,167,085)	(3,871,098)
Class H Shares:
Proceeds from sale of shares	432,048	538,590
Value of shares issued to shareholders in reinvestment of dividends	6,553	7,316
Cost of shares redeemed	(381,397)	(603,388)
Change in net assets from capital transactions	(932,789)	(2,028,166)
Change in net assets	10,821,951	(2,241,808)
Net Assets:
Beginning of year	39,098,307	41,340,115
End of year	$49,920,258	$39,098,307

See notes to financial statements.

14

AAAMCO ULTRASHORT FINANCING FUND — CLASS I SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30					Eight Months		Period Ended
	2021		2020		2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$9.9992		$10.00		$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.0272		0.1567		0.2507	0.1260		0.0533
Net realized and unrealized gains (losses) from investments	0.0010	(2)	(0.0002	)(2)	(0.0003)	(0.0025)		0.0018	(2)
Total from investment operations	0.0282		0.1565		0.2504	0.1235		0.0551
Less distributions:
From net investment income	(0.0282)		(0.1573)		(0.2504)	(0.1235)		(0.0551)
Change in net asset value	—		(0.0008)		—	—		—
Net asset value, end of period	$9.9992		$9.9992		$10.00	$10.00		$10.00
Total return	0.28%		1.58%		2.53%	1.24	%(3)	0.55	%(3)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$12,153		$7,464		$6,784	$8,632		$9,049
Ratio of net expenses to average net assets(4)	0.31	%(7)	0.27%		0.27%	0.30	%(5)	0.34	%(5)
Ratio of net investment income to average net assets	0.27%		1.60%		2.48%	1.89	%(5)	1.32	%(5)
Ratio of gross expenses to average net assets(6)	0.49%		0.48%		0.67%	1.05	%(5)	1.05	%(5)
Portfolio turnover rate	—%		24%		258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	The impact of the voluntary waivers for the years ended June 30, 2019, 2020 and 2021 were 0.09%, 0.08%, and 0.04%, respectively.

(5)	Annualized for periods less than one year.

(6)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(7)	Expenses include interest expense of less than 0.01% impact to Average Net Assets.

See notes to financial statements.

15

AAAMCO ULTRASHORT FINANCING FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30				Eight Months		Period Ended
	2021		2020	2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$10.0002		$10.00	$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.0332		0.1618	0.2527	0.1290		0.0553
Net realized and unrealized gains (losses) from investments	(0.0002)		0.0007	0.0028 (2)	(0.0021)		0.0018	(2)
Total from investment operations	0.0330		0.1625	0.2555	0.1269		0.0571
Less distributions:
From net investment income	(0.0332)		(0.1623)	(0.2555)	(0.1269)		(0.0571)
Change in net asset value	(0.0002)		0.0002	—	—		—
Net asset value, end of period	$10.0000		$10.0002	$10.00	$10.00		$10.00
Total return	0.33%		1.68%	2.58%	1.28	%(3)	0.57	%(3),(4)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$450,024		$400,118	$567,339	$50,919		$50,281
Ratio of net expenses to average net assets(5)	0.26	%(8)	0.22%	0.21%	0.25	%(6)	0.29	%(6)
Ratio of net investment income to average net assets	0.33%		1.69%	2.63%	1.95	%(6)	1.37	%(6)
Ratio of gross expenses to average net assets(7)	0.39%		0.38%	0.43%	0.95	%(6)	0.96	%(6)
Portfolio turnover rate	—%		24%	258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	During the period ended October 31, 2017, the AAAMCO Ultrashort Financing Fund received monies from the Adviser. If these monies were not received, the return for the period would have been 0.47%.

(5)	The impact of the voluntary waivers for the years ended June 30, 2019, 2020 and 2021 were 0.09%, 0.08%, and 0.04%, respectively.

(6)	Annualized for periods less than one year.

(7)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(8)	Expenses include interest expense of less than 0.01% impact to Average Net Assets.

See notes to financial statements.

16

LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,			Eight Months		Year Ended October 31,
	2021	2020	2019	Ended June 30, 2018		2017	2016
Net asset value, beginning of period	$7.91	$7.96	$8.39	$9.84		$10.34	$10.43
Income from investment operations:
Net investment income	0.04	0.05	0.05	0.04		0.11	0.12
Net realized and unrealized gains from investments	2.72	0.32	0.45	0.30		2.02	0.57
Total from investment operations	2.76	0.37	0.50	0.34		2.13	0.69
Less distributions:
From net investment income	(0.04)	(0.05)	(0.05)	(0.05)		(0.11)	(0.12)
From net realized gains	(0.30)	(0.37)	(0.88)	(1.74)		(2.52)	(0.66)
Total distributions	(0.34)	(0.42)	(0.93)	(1.79)		(2.63)	(0.78)
Change in net asset value	2.42	(0.05)	(0.43)	(1.45)		(0.50)	(0.09)
Net asset value, end of period	$10.33	$7.91	$7.96	$8.39		$9.84	$10.34
Total return	35.61%	4.41%	7.68%	3.41	%(1)	24.63%	7.06%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$40,977	$32,305	$34,453	$35,819		$40,104	$36,668
Ratio of net expenses to average net assets	1.75%	2.01%	1.77%	1.49	%(2)	1.40%	1.32%
Ratio of net investment income to average net assets	0.42%	0.55%	0.63%	0.69	%(2)	1.09%	1.18%
Ratio of gross expenses to average net assets(3)	1.85%	2.11%	1.89%	1.59	%(2)	1.50%	1.42%
Portfolio turnover rate	17%	33%	26%	21	%(1)	112%	76%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

17

LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,			Eight Months		Year Ended October 31,
	2021	2020	2019	Ended June 30, 2018		2017	2016
Net asset value, beginning of period	$7.87	$7.93	$8.36	$9.82		$10.34	$10.43
Income from investment operations:
Net investment income	0.06	0.05	0.07	0.05		0.12	0.15
Net realized and unrealized gains from investments	2.70	0.33	0.45	0.30		2.02	0.56
Total from investment operations	2.76	0.38	0.52	0.35		2.14	0.71
Less distributions:
From net investment income	(0.06)	(0.07)	(0.07)	(0.07)		(0.14)	(0.14)
From net realized gains	(0.30)	(0.37)	(0.88)	(1.74)		(2.52)	(0.66)
Total distributions	(0.36)	(0.44)	(0.95)	(1.81)		(2.66)	(0.80)
Change in net asset value	2.40	(0.06)	(0.43)	(1.46)		(0.52)	(0.09)
Net asset value, end of period	$10.27	$7.87	$7.93	$8.36		$9.82	$10.34
Total return	35.86%	4.56%	7.93%	3.54	%(1)	24.76%	7.23%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$8,943	$6,793	$6,887	$6,333		$6,196	$5,313
Ratio of net expenses to average net assets	1.50%	1.76%	1.56%	1.35	%(2)	1.25%	1.16%
Ratio of net investment income to average net assets	0.67%	0.80%	0.85%	0.82	%(2)	1.24%	1.38%
Ratio of gross expenses to average net assets(3)	1.60%	1.86%	1.64%	1.35	%(2)	1.25%	1.16%
Portfolio turnover rate	17%	33%	26%	21	%(1)	112%	76%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013- 08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of June 30, 2021, the Trust is authorized to issue an unlimited number of shares, at no par value, in separate series. Two are included in this report: the AAAMCO Ultrashort Financing Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Other series of the Trust are not included in this report.

The AAAMCO Ultrashort Financing Fund is authorized to issue two classes of shares: Class I Shares and Class Y Shares. Class I and Class Y Shares of the AAAMCO Ultrashort Financing Fund have the same rights and obligations except: (i) Class I Shares bear a distribution fee, while Class Y Shares do not have any distribution fee, which will cause Class I Shares to have a higher expense ratio and to pay lower dividends than those related to Class Y Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. The AAAMCO Ultrashort Financing Fund commenced operations on June 6, 2017. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value (“NAV”) as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such

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June 30, 2021

as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. Repurchase agreements and reverse repurchase agreements are valued at par daily, as long as the market value of collateral is sufficient to support this valuation. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Pricing Committee to fair value the security or securities.

Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/ dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2021:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AAAMCO Ultrashort Financing Fund
Assets:
Investment Companies	$8,897,609	$—	$—	$8,897,609
Repurchase Agreements	—	480,281,530	—	480,281,530
Liabilities:
Reverse Repurchase Agreements	—	(26,927,000)	—	(26,927,000)
Total Investments	$8,897,609	$453,354,530	$—	$462,252,139
Large Cap Equity Fund
Assets:
Common Stocks	$48,104,500	$—	$—	$48,104,500
Investment Companies	1,863,725	—	—	1,863,725
Total Investments	$49,968,225	$—	$—	$49,968,225

As of June 30, 2021, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 as of June 30, 2021, based on levels assigned to securities as of June 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

REPURCHASE AGREEMENTS

The AAAMCO Ultrashort Financing Fund may invest in obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks that may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Fund, through the custodian or other contracted parties, receives delivery of the underlying collateral for each repurchase agreement. The Fund requires the custodian or other contracted parties to take possession of all collateral for repurchase agreements. The Fund requires the fair value of collateral underlying the repurchase agreement to be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

The Fund may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2021, the AAAMCO Ultrashort Financing Fund has invested in the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral received related to those repurchase agreements.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund Name	Counterparty	Weighted Average Days to Maturity	Gross Amounts of Assets Presented In Statements of Assets and Liabilities	Financial Instruments*	Net Amount
AAAMCO Ultrashort Financing Fund	Amherst Pierpont Securities, LLC	6.00	$10,000,000	$(10,000,000)	$—
	Amherst Pierpont Securities, LLC	Open	11,572,785	(11,572,785)	—
	BCM High Income Fund, L.P.	Open	4,101,853	(4,101,853)	—
	BMO Capital Markets	Open	75,842,717	(75,842,717)	—
	Brean Capital	6.00	106,421,000	(106,421,000)	—
	Capstead Mortgage	6.00	21,583,000	(21,583,000)	—
	JVB Financial	21.00	5,603,766	(5,603,766)	—
	NMSI Inc.	7.00	60,449,188	(60,449,188)	—
	Orchid Island	1.00	101,075,000	(101,075,000)	—
	Solomon Hess Opportunity Fund	Open	3,632,221	(3,632,221)	—
	Stifel Nicolaus & Co.	7.00	80,000,000	(80,000,000)	—
	Total		$480,281,530	$(480,281,530)	$—

*	Collateral presented is disclosed up to the fair value of the asset; therefore, collateral received may be in excess of the collateral presented.

REVERSE REPURCHASE AGREEMENTS

The AAAMCO Ultrashort Financing Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

As of June 30, 2021 the Fund held reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the year ended June 30, 2021, was $2,690,384 at a weighted average interest rate of 0.16%.

The following table presents the reverse repurchase agreements, which are subject to netting arrangements, as well as the collateral pledged related to those reverse repurchase agreements.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund Name	Counterparty	Weighted Average Days to Maturity	Gross Amounts of Liabilities Presented In Statements of Assets and Liabilities	Financial Instruments*	Net Amount
AAAMCO Ultrashort Financing Fund	JVB Financial	Open	$(26,927,000)	$26,927,000	$—
	Total		$(26,927,000)	$26,927,000	$—

*	Collateral presented is disclosed up to the fair value of the liability; therefore, collateral pledged may be in excess of the collateral presented.

SECURITIES PURCHASED OR SOLD ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Each Fund may purchase or sell securities on a when-issued basis or delayed-delivery basis. With when-issued transactions, securities are bought or sold during the periods between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased or sold on a delayed-delivery basis, the price of the securities is fixed at the time of the commitment to purchase or sell is made, but settlement may take place at a future date. By the time of delivery, securities purchased or sold on a when-issued or delayed-delivery basis may be valued at less than the purchase or sell price. At the time when-issued or delayed-delivery securities are purchased or sold, a Fund must set aside funds or securities in a segregated account to pay for the purchase or as collateral for the sale. There were no securities purchased or sold on a when-issued or delayed-delivery basis held by the Funds as of June 30, 2021.

MORTGAGE-BACKED TO-BE-ANNOUNCED TRANSACTIONS

A Mortgage-Backed To-Be-Announced (“TBA”) trade represents a forward contract for the purchase or sale of single-family mortgage-related securities to be delivered on a specified future date. In a typical TBA trade, the specific pool of mortgages that will be delivered to fulfill the forward contract are unknown at the time of the trade. The parties to a TBA trade agree upon the issuer, coupon, price, product type, amount of securities and settlement date for delivery. Settlement for TBA trades is standardized to occur on one specific day each month. The mortgage-related securities that ultimately will be delivered, and the loans backing those mortgage-related securities, frequently have not been created or originated at the time of the TBA trade, even though a price for the securities is agreed to at that time.

The AAAMCO Ultrashort Financing Fund may engage in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. The Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation(specifying the pool or CUSIP number). These pools must be deliverable into the sold TBA position. There were no mortgage-backed TBA positions held in the Ultra Short Financing Fund at June 30, 2021.

DISTRIBUTIONS TO SHAREHOLDERS

AAAMCO Ultrashort Financing Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

For both Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends as well as the most recent fiscal year end which has yet to be filed). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a using the effective interest method and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

The Funds’ net asset values per share may fluctuate daily. For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For the Large Cap Equity Fund, the value per share is rounded to the nearest whole cent ($0.01). For the Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001).

B. Fees and transactions with affiliates were as follows:

FEES AND TRANSACTIONS WITH AFFILIATES

Austin Atlantic Asset Management Company (“AAAMCO”) serves the Funds as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. (“AAI”). AAI is controlled by Rodger D. Shay, Jr., President of Austin Atlantic Capital Inc. (“AACI”), also a wholly-owned subsidiary of AAI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the AAAMCO Ultra- short Financing Fund is 0.30% of average daily net assets. The Adviser voluntarily waived $185,587, of the investment advisory fee for the year ended June 30, 2021, which cannot be recouped. The Adviser has contractually agreed to waive fees and reimburse expenses for the AAAMCO Ultrashort Financing Fund to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under U.S. GAAP)) exceed 0.30% for Class Y shares and 0.35% for Class I shares through October 28, 2021. If it becomes unnecessary for the Adviser to contractually waive fees or make reimbursements, the Adviser may recapture any of its prior contractual waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

associated with the investments in underlying investment companies and extraordinary expenses (as determined under U.S. GAAP)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The Adviser cannot terminate this agreement prior to October 28, 2021. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will also terminate automatically upon termination of the investment advisory agreement. For the year ended June 30, 2021, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Fund in the amounts of $345,979.

The Adviser has retained FolioBeyond, LLC (“FolioBeyond”) to perform a daily review of repurchase agreement collateral for the AAAMCO Ultrashort Financing Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays FolioBeyond a fee for these services.

As of June 30, 2021, the AAAMCO Ultrashort Financing Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

Year Waived	Year Repayment Expires	Balance
2019	2022	$408,200
2020	2023	$444,911
2021	2024	$345,979

The Adviser has retained System Two Advisors, L.P. (“S2”) to perform the daily investment of the assets of the Large Cap Equity Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays S2 a fee for these services.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. The Adviser voluntarily waived a portion of its fee in an amount of 0.10% so that the Fund paid 0.55% of average daily net assets for the year ended June 30, 2021, which cannot be recouped.

AACI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of AAI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the AAAMCO Ultrashort Financing Fund Class I Shares is 0.10% of average daily net assets. The AAAMCO Ultrashort Financing Fund Class Y Shares do not have a distribution fee.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

There were no brokerage commissions paid to the Distributor during the year ended June 30, 2021.

BUSINESS MANAGER AND ADMINISTRATOR

The Trust has Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”), who serves as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside performs and coordinates all management and administration services for the Funds either directly or through working with the Fund’s service providers. Services provided under the Agreements by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Fund not specifically assumed by the Trust, unless the Trust and the Funds’ Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust or the Funds; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust or the Funds. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust or the Funds. Such expenses are disclosed on the Statements of Operations as “Unitary fees”.

For services under the Agreement and expenses assumed by Foreside, the Large Cap Equity Fund pays Foreside an annual fee of 0.35% of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $430,000. Prior to November 1, 2020, the aggregate minimum annual fee for the Large Cap Equity Fund was $412,000. The AAAMCO Ultrashort Financing Fund pays Foreside an annual fee of 0.08% of average daily net assets on the first $500 million, 0.06% of average daily net assets on the next $500 million and 0.04% of average daily net assets over $1 billion; subject to an aggregate minimum annual fee of $382,500. Prior to November 1, 2020, the aggregate minimum annual fee for the Ultrashort Financing Fund was $326,000. With respect to the Ultra Short Financing Fund, Foreside has voluntarily agreed to waive a portion of its fee, which is disclosed on the Statements of Operations.

C. Transactions in shares of the Funds for the years ended June 30, 2021 and 2020 were as follows:

	AAAMCO Ultrashort Financing Fund
	Year ended June 30, 2021	Year ended June 30, 2020
Shares Transactions Class I:
Sale of shares	519,526	976,001
Shares issued to shareholders in reinvestment of dividends	2,820	11,785
Shares redeemed	(53,471)	(919,950)
Net increase	468,875	67,836
Shares outstanding
Beginning of year	746,511	678,675
End of year	1,215,386	746,511

Shares Transactions Class Y:
Sale of shares	32,500,200	1,448,140
Shares issued to shareholders in reinvestment of dividends	280	116,357
Shares redeemed	(27,509,222)	(18,300,456)
Net increase (decrease)	4,991,258	(16,735,959)
Shares outstanding
Beginning of year	40,011,170	56,747,129
End of year	45,002,428	40,011,170

	Large Cap Equity Fund
	Year ended June 30, 2021	Year ended June 30, 2020
Shares Transactions Class AMF:
Sale of shares	106,171	41,209
Shares issued to shareholders in reinvestment of dividends	132,296	188,809
Shares redeemed	(356,344)	(470,781)
Net decrease	(117,877)	(240,763)
Shares outstanding
Beginning of year	4,085,294	4,326,057
End of year	3,967,417	4,085,294

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

	Large Cap Equity Fund
	Year ended June 30, 2021	Year ended June 30, 2020
Shares Transactions Class H:
Sale of shares	48,058	67,605
Shares issued to shareholders in reinvestment of dividends	733	887
Shares redeemed	(40,622)	(74,029)
Net increase (decrease)	8,169	(5,537)
Shares outstanding
Beginning of year	862,916	868,453
End of year	871,085	862,916

D. For the year ended June 30, 2021, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Purchases	$—	$7,265,494
Sales	—	10,176,792

For the year ended June 30, 2021, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Purchases	$—	$—
Sales	5,748,084	—

E. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

F. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2021 and 2020 for the AAAMCO Ultrashort Financing Fund were as follows:

2021	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$1,464,129	$1,464,129	$1,464,129

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

2020	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$10,308,351	$10,308,351	$10,308,351

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2021 and 2020 for the Large Cap Equity Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Total Distributions Paid
2021
Large Cap Equity Fund	$202,033	$1,458,844	$1,660,877	$1,660,877
2020
Large Cap Equity Fund	238,723	1,879,182	2,117,905	2,117,905

At June 30, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on securities including reverse repurchase agreements, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AAAMCO Ultrashort Financing Fund	$462,252,139	$—	$—	$—
Large Cap Equity Fund	31,242,615	19,189,678	(464,068)	18,725,610

As of June 30, 2021, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
AAAMCO Ultrashort Financing Fund .	$52,887	$—	$52,887	$(92,857)	$(50,057)	$—	$(90,027)
Large Cap Equity Fund	—	2,307,021	2,307,021	—	—	18,725,610	21,032,631

The tax character of current year distributions paid and the tax basis of the current components of distributable earnings/(accumulated deficit) and any net capital loss carryforwards will be determined at end of the current tax year. As of June 30, 2021, there were no differences in book and tax basis unrealized appreciation/(depreciation).

The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Fund	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
AAAMCO Ultrashort Financing Fund	$50,057	$—

During the tax year ended June 30, 2021, AAAMCO Ultra Short Financing Fund utilized $12,198 of its capital loss carryforward.

27

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from U.S. GAAP. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to tax equalization, expiration of capital loss carry-forwards and changes in tax characterization. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At June 30, 2021, the following reclassifications were recorded:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid in Capital
Large Cap Equity Fund	$(64,410)	$64,410

G. OTHER RECENT DEVELOPMENTS

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

H. BENEFICIAL SHARE TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, the following entities owned beneficially or of record 25% or greater of the Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Record Owner	% Ownership
AAAMCO Ultrashort Financing Fund	Bethpage Federal Credit Union	86.6%

I. CONCENTRATION OF OWNERSHIP

A significant portion of the AAAMCO Ultrashort Financing Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

28

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2021

J. TRUSTEE COMPENSATION

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $111,750 in fees during the year ended June 30, 2021, for the entire Trust, which include other funds not managed by AAAMCO. Foreside paid Trustee compensation in the amount of $55,875 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

K. SUBSEQUENT EVENTS

The Funds have evaluated events from June 30, 2021, through the date that these financial statements were issued. There are no subsequent events to report that would have a material impact on the Funds’ financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Austin Atlantic Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AAAMCO Ultrashort Financing Fund and Large Cap Equity Fund (the “Austin Atlantic Funds” or the “Funds”), each a series of Asset Management Fund, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, including the related notes, for AAMCO Ultrashort Financing Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the six periods in the period then ended for Large Cap Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30,2021, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2021

See notes to financial statements.

30

ADDITIONAL INFORMATION

June 30, 2021 (Unaudited)

Other Federal Income Tax Information

For the fiscal year ended June 30, 2021, certain distributions paid by the Funds may be subject to a maximum tax rate of 15%as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2021, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the fiscal year ended June 30, 2021, the following Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, Large Cap Equity designates $2,307,021 as a long-term capital gain for June 30, 2021.

In addition to the long term capital gain distributions, during 2021 the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long term capital gains of $64,410.

31

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolio in Fund Complex Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Chairman of the Board since 2019. Trustee since 2015. Indefinite Term of Office.	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds (7 Funds), Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	4
Carla S. Carstens Year of Birth:1951	Trustee since 2015. Indefinite Term of Office.	Trustee, Vice Chair and Chair of the Governance Committee of Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; National Association of Corporate Directors Governance Fellow.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

32

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolio in Fund Complex Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (Formerly Beacon Hill Fund Services, Inc.), 2013 to present. Director, Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Senior Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services,Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth:1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

33

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

A. SECURITY ALLOCATION

AAAMCO ULTRASHORT FINANCING FUND

Security Allocation	Percentage of Net Assets
Assets:
Repurchase Agreements	103.9%
Investment companies	1.9
Reverse Repurchase Agreements	(5.8)
Total	100.0%

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Assets:
Common stocks	96.4%
Investment companies	3.7
Total	100.1%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 – 6/30/21	Expense Ratio During Period** 1/1/21 – 6/30/21
AAAMCO Ultrashort Financing Fund - Class I	$ 1,000.00	$ 1,001.20	$ 1.49	0.30%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,001.40	1.24	0.25%
Large Cap Equity Fund - Class AMF	1,000.00	1,147.60	9.11	1.71%
Large Cap Equity Fund - Class H	1,000.00	1,148.60	7.78	1.46%

*

Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365).

**	Annualized.

34

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 – 6/30/21	Expense Ratio During Period** 1/1/21 – 6/30/21
AAAMCO Ultrashort Financing Fund - Class I	$ 1,000.00	$ 1,023.31	$ 1.51	0.30%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,023.55	1.25	0.25%
Large Cap Equity Fund - Class AMF	1,000.00	1,016.31	8.55	1.71%
Large Cap Equity Fund - Class H	1,000.00	1,017.55	7.30	1.46%

*

Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365).

**	Annualized.

C. ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR AAAMCO ULTRASHORT FINANCING FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAAMCO Ultrashort Financing Fund (the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and FolioBeyond, LLC (the “Sub-Adviser”), at a meeting held on February 22-23, 2021 (the “Meeting”). The Meeting was held via video conference based on exemptive relief issued by the Securities and Exchange Commission, with the board’s intention to ratify the approval of the Agreements at its next in-person meeting. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with the approval of the Sub-Advisory Agreement, the Board considered that Treesdale Partners, LLC (“Treesdale”) served as the sub-adviser to the Fund pursuant to the Sub-Advisory Agreement and that a portion of Treesdale’s investment advisory business, which included all of the sub-advisory services that Treesdale provided to the Fund pursuant to the Sub-Advisory Agreement, would be transferred to the Sub-Adviser, an affiliate under common control and management with Treesdale (the “Transfer”), on February 26, 2021. The Board further considered that the Transfer would not result in any change to the portfolio managers of the Fund, its investment strategies, the nature and level of services provided to the Fund, or its fees and expenses. The Board noted that it had received an opinion from legal counsel to Treesdale and the Sub-Adviser that the Transfer would not result in a change of control under the 1940 Act or termination of the Sub-Advisory Agreement.

The Board received separate reports from the Adviser and the Sub-Adviser that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance

35

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fallout benefits to the Adviser and to the Sub-Adviser and their affiliates; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the Sub-Adviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. In determining to renew the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. With respect to the Advisory Agreement, the Board noted that the Adviser is responsible for managing the Fund’s investments, which is done through its portfolio management team and the Adviser’s Credit Committee. The Board reviewed the experience and skills of the Adviser’s portfolio management team. The Board considered the compliance program established by the Adviser. The Board additionally considered the oversight provided by the Adviser with respect to valuation of portfolio securities. With respect to the Sub-Advisory Agreement, the Board noted that the Sub-Adviser is primarily focused on developing and implementing quantitative analytics for overseeing the risk management of the Fund’s investment exposures. The Board considered the background and experience of the personnel at the Sub-Adviser that provide the services under the Sub-Advisory Agreement.

The Board reviewed the Fund’s investment performance for the one-year and three-year periods ended December 31, 2020, noting that the Fund’s inception date was June 7, 2017, and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies and noted that the Fund limits its investments and investment techniques in order to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations while the peer universe of funds for the most part is not subject to such limitations. The Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year period ended December 31, 2020 and in 3rd quartile of its peer universe for the three-year period ended December 31, 2020, but that the Fund outperformed its benchmark during both periods. The Board considered the Adviser’s statements regarding the differences in the Fund’s investment strategies and those funds in its peer universe.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information, based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were above the average and the median of the peer group. The Board also considered that the Adviser has contractually agreed through October 28, 2021 to limit total Fund operating expenses, including waiving advisory fees, if necessary, and that, with the effect of the expense limitation, the Fund’s investment advisory fees were below the average and the median of the peer group and the Fund’s total net expense ratio (Class I shares) was below the average and the median of the peer group. On the basis of all the information provided, the Board concluded that the investment advisory

36

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.

Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the Sub-Adviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale. The Board considered the current net assets of the Fund and the Adviser’s commitment to limit total Fund operating expenses through at least October 28, 2021. The Board concluded that the investment advisory fee schedule for the Fund and the expense limitation reflect an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser does not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding other risk advisory work received by the Sub-Adviser as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, the Distributor and the Sub-Adviser were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR LARGE CAP EQUITY FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”)approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Large Cap Equity Fund (the “Fund”),and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and System Two Advisors L.P. (the “Sub-Adviser”), at a meeting held on February 22-23, 2021 (the “Meeting”). The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and the Sub-Adviser that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fallout benefits to the Adviser, the Sub-Adviser and their affiliates; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the Sub-Adviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. In determining to renew

37

ADDITIONAL INFORMATION (continued)

June 30, 2021 (Unaudited)

the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. The Board noted that the Sub-Adviser, subject to the oversight of the Adviser, is responsible for managing the Fund’s investments. The Board reviewed the experience and skills of the Sub-Adviser’s portfolio manager and the Adviser’s personnel. The Board considered the compliance programs established by the Adviser and the Sub-Adviser.

The Board reviewed the Fund’s investment performance for the one-, three-, five- and ten-year periods ended December 31, 2020 and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark index based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year period ended December 31, 2020 and the 3rd quartile of its peer universe for each of the three-, five-and ten-year periods ended December 31, 2020 and that the Fund underperformed its benchmark in each period. The Board discussed the Fund’s performance with the Adviser and the Sub-Adviser and noted the Sub-Adviser’s statements regarding the impact of the COVID-19 pandemic on the Fund’s performance. The Board noted that the Fund was transitioned to Sub-Adviser’s investment models and analytics on January 1, 2016.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information, based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were below the average and the median of the peer group. The information provided to the Board showed that, the Fund’s total net expense ratio (Class AMF) was within the 4th quartile of its peer group. The Board considered that the Adviser indicated its intention to continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all information provided, the Board concluded that the investment advisory fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.

Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the Sub-Adviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of breakpoints for the Fund. The Board also considered the current net assets of the Fund. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser and the Sub-Adviser do not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding the potential for the Sub-Adviser to develop new separately managed account clients as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, the Distributor and the Sub-Adviser were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue

38

ADDITIONAL INFORMATION (concluded)

June 30, 2021 (Unaudited)

to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

OTHER INFORMATION:

The Adviser or S2 is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser or S2 uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 800-247-9780. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

39

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DISTRIBUTOR

Austin Atlantic Capital Inc.
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

ADVISER

Austin Atlantic Asset Management Company
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

SUB-ADVISER FOR AAAMCO ULTRASHORT FINANCING FUND

FolioBeyond, LLC
1050 Park Avenue, Suite 6A
New York, NY 10028

SUB-ADVISER FOR LARGE CAP EQUITY FUND

System Two Advisors, L.P.
47 Maple Street, Suite 303A
Summit, NJ 07901

FINANCIAL ADMINISTRATION AND TRANSFER AND DIVIDEND AGENT

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60601

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN

Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

AMF ANN 0621

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $78,500 and $93,000 in fiscal years 2021 and 2020 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)	Audit-Related Fees. There were no audit related fees billed in fiscal years 2021 and 2020.

(c)	Tax Fees. Fees for tax compliance and review services totaled $15,000 and $15,000 in fiscal years 2021 and 2020, respectively.

(d)	All Other Fees. There were no other fees in fiscal years 2021 and 2020.

(e)(1)	Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2021 0%

2020 0%

(f)	Not applicable

(g)	2021 $15,000

2020 $15,000

(h)	The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David Bunstine
David Bunstine
President

Date: September 2, 2021

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 2, 2021